UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 4, 2006



                                Neurologix, Inc.
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 000-13347


            Delaware                                    06-1582875
            --------                                    ----------
(State or other Jurisdiction of            (I.R.S. Employer Identification No.)
         Incorporation)

                  One Bridge Plaza, Fort Lee, New Jersey 07024
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (201) 592-6451
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

         Neurologix, Inc., a Delaware corporation (the "Company"), has entered into a Sublicense Agreement (the "Agreement"), dated July 27, 2006, with Diamyd Therapeutics AB ("Diamyd"), a company organized under the laws of Sweden and a wholly-owned subsidiary of Diamyd Medical AB, a company organized under the laws of Sweden. Following is a brief summary of the Agreement. Reference should be made to the text of the Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

         Pursuant to the Agreement, Diamyd has granted to the Company a non-exclusive sublicense to develop and commercialize the use of glutamic acid decaboxylase ("GAD") 65 in combination with an adeno-associated virus to treat Parkinson's disease.

         Diamyd has sublicensed the right to use GAD 65 from the original owner of the patents, the University of California at Los Angeles ("UCLA"). On August 4, 2006, the Company received a letter from UCLA confirming that UCLA has reviewed the Agreement and that Diamyd is entitled to offer the rights and make the covenants set forth in the Agreement. The Agreement became effective upon receipt of such letter.

         Under the Agreement, the Company paid Diamyd a license issue fee of $500,000 and must pay certain royalties and milestone payments based upon the sales of its Parkinson's product, as well as annual maintenance fees of $75,000 beginning in 2008.

         The Company must provide Diamyd with written progress reports regarding the development and testing of its Parkinson's product on an annual basis until commercialization, and on a quarterly basis following commercialization.

         The Agreement has a term of 17 years, but may be terminated earlier by either party upon breach or by the Company upon 90 days' prior written notice to Diamyd.

         On August 7, 2006, the Company issued a press release regarding the Agreement which is furnished herewith as Exhibit 99.1

Item 9.01.        Financial Statements and Exhibits.

         (d) Exhibits

                  10.1 Sublicense Agreement, dated as of July 27, 2006, between Neurologix, Inc. and Diamyd Therapeutics AB.

                  99.1    Press Release issued by Neurologix, Inc. on August 7,
2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 7, 2006



                                NEUROLOGIX, INC.

                                By:  /s/  Marc L. Panoff
                                     -------------------------------------------
                                Marc L. Panoff
                                Chief Financial Officer, Secretary and Treasurer